Exhibit 10.53

                            FIRST AMENDMENT AGREEMENT

     This FIRST AMENDMENT AGREEMENT (this "Amendment") is made as of the 18th day of October, 2004, by and among:

     (a) SYKES ENTERPRISES, INCORPORATED, a Florida corporation ("Borrower");

     (b) the lenders listed on Schedule 1 to the Credit Agreement (collectively, the "Lenders" and, individually, each a "Lender");

     (c) KEYBANK NATIONAL ASSOCIATION, as lead arranger, book runner and administrative agent for the Lenders under this Agreement ("Agent"); and

     (d) BNP PARIBAS, as documentation agent.

     WHEREAS, Borrower, Agent and the Lenders are parties to that certain Credit Agreement, dated as of March 15, 2004, that provides, among other things, for loans and letters of credit aggregating Fifty Million Dollars ($50,000,000), all upon certain terms and conditions (as the same may from time to time be amended, restated or otherwise modified, the "Credit Agreement");

     WHEREAS, Borrower, Agent and the Lenders desire to amend the Credit Agreement to modify certain provisions thereof and add certain provisions thereto; and

     WHEREAS, each capitalized term used herein and defined in the Credit Agreement, but not otherwise defined herein, shall have the meaning given such term in the Credit Agreement;

     NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein and for other valuable consideration, Borrower, Agent and the Lenders agree as follows:

     1. Notice of Foreign Restructuring. Borrower has notified Agent and the Lenders that it plans to modify its organizational structure in order to simplify operations, reduce administrative costs and provide overall greater efficiencies among its Foreign Subsidiaries (the "Foreign Restructuring"). As part of the Foreign Restructuring, Borrower has notified Agent and the Lenders that:

          (a) Creation of Foreign Subsidiaries. Borrower has created three new Foreign Subsidiaries, (i) Sykes (Bermuda) Holdings Limited, a company organized under the laws of Bermuda ("Bermuda Holding Co."), (ii) Sykes Offshore Holdings Limited, another company organized under the laws of Bermuda ("Bermuda Co."), and (iii) SEI International Services S.a.r.l., a company organized under the laws of Luxembourg ("Luxembourg Co."). As of the date hereof, (A) Bermuda Holding Co. is a wholly-owned first-tier Foreign Subsidiary of Sykes LP Holdings LLC, Bermuda Co. is a wholly-owned Foreign Subsidiary of Bermuda Holding Co., and Luxembourg Co. is a wholly-owned Foreign Subsidiary of Bermuda Co.


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

          (b) Transfer of Assets to Luxembourg Co. On the date hereof, Sykes LP Holdings LLC will transfer its 99.99% ownership interest in Sykes Investments CV to Luxembourg Co. through a series of intercompany transfers. On October 19, 2004, Sykes Global Holdings LLC will sell its 0.01% ownership interest in Sykes Investments CV to Luxembourg Co. in return for a promissory note issued by Luxembourg Co., which note will be transferred to Bermuda Holding Co. in consideration for shares representing approximately 0.01% of its outstanding stock. Thereafter, prior to December 31, 2005, through a series of intercompany transfers, Borrower will transfer all of its ownership interests in McQueen International Limited and Sykes Latin America, S.A. to Luxembourg Co.

          (c) Dissolution of Sykes Enterprises of Canada. Prior to December 31, 2005, Borrower will liquidate Sykes Enterprises of Canada, a Dormant Subsidiary.

     2. Consent to Foreign Restructuring. Agent and the Lenders hereby consent to the Foreign Restructuring on the conditions that:

          (a) Pledge of First-Tier Foreign Subsidiary Stock. Pursuant to Section
     5.18 (Subsidiary Guaranties and Pledge of Stock) of the Credit Agreement, any time a first-tier Foreign Subsidiary of a Domestic Subsidiary (other than a Dormant Subsidiary) is created, such Domestic Subsidiary is required, among other things, to pledge to Agent, for the benefit of the Lenders, sixty-five percent (65%) of the outstanding shares of such Foreign Subsidiary. In connection with the creation of Bermuda Holding Co., Borrower agrees to execute and deliver the documents required by Section
     5.18 of the Credit Agreement on or before January 31, 2005.

          (b) No Default. No Default or Event of Default exists, or, immediately after the completion of the Foreign Restructuring, will exist.

     3. Amendment to Credit Agreement. The Credit Agreement is hereby amended to delete Schedule 3 (Pledged Securities) therefrom and to insert in place thereof a new Schedule 3 in the form of Schedule 3 hereto.

     4. Return of Intercompany Note. Following the transfer of the stock of Sykes Investments C.V. to Luxembourg Co., Sykes Investments C.V. will no longer be a first-tier Foreign Subsidiary. Therefore, Agent, on behalf of the Lenders, will promptly return to Borrower, without recourse, the Intercompany Note issued by Sykes Investments C.V. that was pledged by Borrower to Agent, for the benefit of the Lenders, on the Closing Date as an alternative to the sixty-five percent (65%) pledge requirement set forth in Section 5.18 of the Credit Agreement.

     5. Release of Security Interest Under Borrower Pledge Agreement. In connection with the Foreign Restructuring, effective as of October 18, 2004, Agent and the Lenders hereby release and terminate their security interest in the shares of McQueen International Limited, Sykes Enterprises of Canada and Sykes Latin America, S.A., under that certain Pledge Agreement, dated March 15, 2004, by Borrower in favor of Agent, for the benefit of the Lenders.


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     6. Closing Deliveries. Concurrently with the execution of this Amendment,
Borrower shall:

          (a) cause each Guarantor of Payment to execute the attached Acknowledgement and Agreement; and

          (b) pay all legal fees and expenses of Agent in connection with this Amendment.

     7. Post-Closing Deliveries. No later than January 31, 2005 (unless a longer period is agreed to in writing by Agent), Borrower shall deliver to Agent, for the benefit of the Lenders, a Pledge Agreement executed by Sykes LP Holdings LLC pledging to Agent, for the benefit of the Lenders, 65% of the shares of Bermuda Holding Co.

     8. Representations and Warranties. Borrower hereby represents and warrants to Agent and the Lenders that (a) Borrower has the legal power and authority to execute and deliver this Amendment; (b) the officers executing this Amendment have been duly authorized to execute and deliver the same and bind Borrower with respect to the provisions hereof; (c) the execution and delivery hereof by Borrower and the performance and observance by Borrower of the provisions hereof do not violate or conflict with the organizational agreements of Borrower or any law applicable to Borrower or result in a breach of any provision of or constitute a default under any other agreement, instrument or document binding upon or enforceable against Borrower; (d) no Default or Event of Default exists under the Credit Agreement, nor will any occur immediately after the execution and delivery of this Amendment or by the performance or observance of any provision hereof; (e) Borrower is not aware of any claim or offset against, or defense or counterclaim to, Borrower's obligations or liabilities under the Credit Agreement or any Related Writing; and (f) this Amendment constitutes a valid and binding obligation of Borrower in every respect, enforceable in accordance with its terms.

     9. References to Credit Agreement. Each reference that is made in the Credit Agreement or any Related Writing shall hereafter be construed as a reference to the Credit Agreement as amended hereby. Except as herein otherwise specifically provided, all terms and provisions of the Credit Agreement are confirmed and ratified and shall remain in full force and effect and be unaffected hereby. This Amendment is a Related Writing.

     10. Waiver. Borrower, by signing below, hereby waives and releases Agent and each of the Lenders, and their respective directors, officers, employees, attorneys, affiliates and subsidiaries, from any and all claims, offsets, defenses and counterclaims of which Borrower is aware, such waiver and release being with full knowledge and understanding of the circumstances and effect thereof and after having consulted legal counsel with respect thereto.

     11. Counterparts. This Amendment may be executed in any number of counterparts, by different parties hereto in separate counterparts and by facsimile signature, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.


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

     12. Headings. The headings, captions and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

     13. Severability. Any term or provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the term or provision so held to be invalid or unenforceable.

     14. Governing Law. The rights and obligations of all parties hereto shall be governed by the laws of the State of Ohio, without regard to principles of conflicts of laws.

                  [Remainder of page intentionally left blank.]


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

15. JURY TRIAL WAIVER. BORROWER, THE LENDERS AND AGENT, TO THE EXTENT PERMITTED BY LAW, EACH HEREBY WAIVES ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, AMONG BORROWER, THE LENDERS AND AGENT, OR ANY THEREOF, ARISING OUT OF, IN CONNECTION WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED AMONG THEM IN CONNECTION WITH THIS AMENDMENT OR ANY NOTE OR OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS RELATED THERETO.

     IN WITNESS WHEREOF, the parties have executed and delivered this Amendment as of the date first set forth above.

                                        SYKES ENTERPRISES, INCORPORATED


                                        By: /s/ W. Michael Kipphut
                                            ------------------------------------
                                            W. Michael Kipphut, Group Executive,
                                            Senior Vice President - Finance


                                        KEYBANK NATIONAL ASSOCIATION,
                                        as Agent and as a Lender


                                        By: /s/ Jeff Kalinowski
                                            ------------------------------------
                                            Jeff Kalinowski
                                            Vice President


                                        BNP PARIBAS,
                                        as Documentation Agent and as a Lender


                                        By: /s/ Craig Pierce
                                            ------------------------------------
                                            Name: Craig Pierce
                                            Title: Vice President


                                        By: /s/ Jeff Tebeaux
                                            ------------------------------------
                                            Name: Jeff Tebeaux
                                            Title: Vice President


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

                          ACKNOWLEDGMENT AND AGREEMENT

     The undersigned consent and agree to and acknowledge the terms of the foregoing First Amendment Agreement dated as of October 18, 2004. The undersigned further agree that the obligations of the undersigned pursuant to the Guaranty of Payment executed by the undersigned shall remain in full force and effect and be unaffected hereby.

     The undersigned hereby waive and release Agent and the Lenders and their respective directors, officers, employees, attorneys, affiliates and subsidiaries from any and all claims, offsets, defenses and counterclaims of which the undersigned are aware, such waiver and release being with full knowledge and understanding of the circumstances and effect thereof and after having consulted legal counsel with respect thereto.

     JURY TRIAL WAIVER. THE UNDERSIGNED, TO THE EXTENT PERMITTED BY LAW, HEREBY WAIVE ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, AMONG BORROWERS, AGENT, THE LENDERS AND THE UNDERSIGNED, OR ANY THEREOF, ARISING OUT OF, IN CONNECTION WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED AMONG THEM IN CONNECTION WITH THIS AMENDMENT OR ANY NOTE OR OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS RELATED THERETO.

SYKES ENTERPRISES - SOUTH AFRICA, INC.   FINANCIAL SERVICES WORLDWIDE, LLC


By: /s/ Keith Brockman                   By: /s/ Charles E. Sykes
    ----------------------------------       -----------------------------------
Name: Keith Brockman                     Name: Charles E. Sykes
Title: Vice President                    Title: Director


SYKES REALTY, INC.                       MCQUEEN INTERNATIONAL INCORPORATED


By: /s/ James T. Holder                  By: /s/ W. Michael Kipphut
    ----------------------------------       -----------------------------------
Name: James T. Holder                    Name: W. Michael Kipphut
Title: Vice President                    Title: Director


Sykes Global Holdings LLC                Sykes LP Holdings LLC


By: /s/ W. Michael Kipphut               By: /s/ W. Michael Kipphut
    ----------------------------------       -----------------------------------
Name: W. Michael Kipphut                 Name: W. Michael Kipphut
Title: Senior Vice President             Title: Senior Vice President


SYKES E-COMMERCE, INCORPORATED


By: /s/ James T. Holder
    ----------------------------------
Name: James T. Holder
Title: Director


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

                                   SCHEDULE 3

                               PLEDGED SECURITIES

                                                                                         Pledged
         Name of Subsidiary           Jurisdiction               Pledgor               Percentage
-----------------------------------   ------------   -------------------------------   ----------
Sykes Enterprises Incorporated S.L.   Spain          Sykes Enterprises, Incorporated       65%
Sykes (Bermuda) Holdings Limited      Bermuda        Sykes LP Holdings LLC                 65%


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